UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2012

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas		66211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective May 16, 2012, Stephanie D. Fisher, age 35, was appointed Vice President and Controller of YRC Worldwide Inc. (the “Company”). Ms. Fisher has served in various positions in the Company’s Corporate Accounting department since 2004, most recently as Director – Financial Reporting. Ms. Fisher received 8,000 shares of the Company’s restricted stock in connection with her promotion as the Company’s principal accounting officer, which shares will vest ratably in one-fourth increments from the date of grant. The Company and Ms. Fisher will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on March 15, 2007 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: May 18, 2012	By:	/s/ Jamie G. Pierson
Jamie G. Pierson
Executive Vice President and Chief Financial Officer

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